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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                              Date of Report (Date
                          of earliest event reported):
                                  May 10, 2002



                        Cadmus Communications Corporation
             (Exact name of registrant as specified in its charter)

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              Virginia                             0-12954                              54-1274108
   (State or other jurisdiction of          (Commission File Number)         (IRS Employer Identification No.)
           incorporation)
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                         1801 Bayberry Court, Suite 200
                            Richmond, Virginia 23226
                                 (804) 287-5680

                            (Address of registrant's
                          principal executive offices)

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Item 5.      Other Events.
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             At the May 10, 2002 meeting of the Board of Directors of Cadmus
Communications Corporation (the "Company"), the Directors approved an amendment to the Company's 1990 Long Term Incentive Stock Plan (the "1990 Plan"), which extended the term of the 1990 Plan until June 30, 2003. The extension of the 1990 Plan does not apply to the plan's incentive stock options ("ISOs"). Consequently, no ISOs may be granted by the Company under the 1990 Plan after July 30, 2000.

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              CADMUS COMMUNICATIONS CORPORATION


Date:  June 6, 2002                           By: /s/ Bruce G. Willis
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                                                   Bruce G. Willis
                                                   Vice President and Controller